PRESS RELEASE

Occidental Announces 1st Quarter 2023 Results

•Strong operational performance drove cash flow from operations of $2.9 billion and cash flow from operations before working capital of $3.2 billion
•Capital spending of $1.5 billion, resulting in quarterly free cash flow before working capital of $1.7 billion
•Production of 1,220 Mboed exceeded the mid-point of guidance by 40 Mboed; full-year production guidance raised to 1,195 Mboed
•Repurchased $752 million of common stock, accounting for over 25% of the $3.0 billion repurchase program
•Triggered the redemption of $647 million of preferred stock, initiating the next phase of shareholder return framework
•OxyChem approximated guidance with pre-tax income of $472 million; full-year guidance raised to $1.5 billion
•Earnings per diluted share of $1.00 and adjusted earnings per diluted share of $1.09

HOUSTON — May 9, 2023 — Occidental (NYSE: OXY) today announced net income attributable to common stockholders for the first quarter of 2023 of $983 million, or $1.00 per diluted share, and adjusted income attributable to common stockholders of $1.1 billion, or $1.09 per diluted share.

"In the first quarter of 2023, our shareholder return framework reached a significant milestone as we began redeeming the preferred equity, further advancing the transfer of enterprise value to our common shareholders,” said President and Chief Executive Officer Vicki Hollub. "Our teams continue to deliver outstanding operational performance, which drives our financial success. We are well-positioned to build on the successful first quarter and have raised full-year guidance for Oil & Gas production, as well as OxyChem pre-tax earnings."

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income for the first quarter of 2023 was $1.6 billion, compared to pre-tax income of $2.5 billion for the fourth quarter of 2022. The first quarter results included a $26 million gain from a litigation settlement. Excluding items affecting comparability, first quarter oil and gas income declined due to lower worldwide crude oil, natural gas liquids (NGL) and domestic natural gas prices and lower crude oil volumes. For the first quarter of 2023, average WTI and Brent marker prices were $76.13 per barrel and $82.20 per barrel, respectively. Average worldwide realized crude oil prices decreased by approximately 11% from the prior quarter to $74.22 per barrel. Average worldwide realized NGL prices decreased by approximately 7% from the prior quarter to $24.41 per barrel. Average domestic realized gas prices decreased by approximately 32% from the prior quarter to $3.01 per Mcf.

Total average global production of 1,220 thousand barrels of oil equivalent per day (Mboed) for the first quarter exceeded the midpoint of guidance by 40 Mboed. Permian, Rockies & Other Domestic,

Gulf of Mexico and International average daily production volumes all exceeded guidance at 579 Mboed, 264 Mboed, 171 Mboed and 206 Mboed, respectively.

OxyChem
OxyChem pre-tax income of $472 million for the first quarter of 2023 approximated guidance. Compared to fourth quarter of 2022 income of $457 million, first quarter results reflected lower costs for raw material ethylene and energy, partially offset by lower realized caustic soda and PVC pricing.

Midstream and Marketing
Midstream and marketing pre-tax income for the first quarter of 2023 was $2 million, compared to a loss of $45 million for the fourth quarter of 2022. The first quarter results included $8 million of derivative losses and $26 million of asset impairments included in equity method investment income. WES adjusted equity method investment income for the first quarter was $118 million. Excluding items affecting comparability, the increase in midstream and marketing pre-tax first quarter results reflected the timing impact of crude oil sales and favorable gas margins due to transportation capacity optimization in the marketing business, partially offset by lower equity method investment income from WES.

Supplemental Non-GAAP Measures

This press release refers to adjusted income (loss), cash flow from continuing operations before working capital and free cash flow, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from continuing operations before working capital and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from continuing operations before working capital and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations, business strategy or financial position; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings; the scope and duration of the global or regional health pandemics or epidemics, including the COVID-19 pandemic and ongoing actions taken by governmental authorities and other third parties in response to the pandemic; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets; governmental actions, war (including the Russia-Ukraine war) and political conditions and events; environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws, regulations and litigation (including the potential liability for remedial actions or assessments under existing or future laws, regulations and litigation); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deep-water and onshore drilling and permitting regulations and environmental regulations (including regulations related to climate change); Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation, and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Neil Backhouse
713-497-2017	713-366-5604
eric_moses@oxy.com	neil_backhouse@oxy.com

Occidental Petroleum Corporation
First Quarter 2023
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
•Free Cash Flow (non-GAAP)
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2022					2023
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income ($ millions)
Reported income attributable to common stockholders		$4,676	$3,555	$2,546	$1,727	$12,504	$983				$983
Reported EPS - Diluted ($/share)		$4.65	$3.47	$2.52	$1.74	$12.40	$1.00				$1.00
Effective tax rate on reported income (loss) (%)		(58)%	25%	25%	20%	6%	27%				27%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$2,127	$3,240	$2,465	$1,600	$9,432	$1,069				$1,069
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09				$1.09
Effective tax rate on adjusted income (loss) (%)		25%	25%	26%	25%	25%	27%				27%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		936.7	939.2	922.0	905.7	926.2	901.2				901.2
Diluted (millions)		997.7	1,018.3	1,002.5	990.5	1,002.0	975.3				975.3

Average Shares Outstanding - Adjusted Income (Loss)
Basic (millions)		936.7	939.2	922.0	905.7	926.2	901.2				901.2
Diluted (millions)		997.7	1,018.3	1,002.5	990.5	1,002.0	975.3				975.3

Daily Production Volumes
Total US (MBOE/D)		896	919	944	987	937	1,014				1,014
US Oil (MBBL/D)		483	495	508	542	507	551				551
Worldwide - Reported (MBOE/D)		1,079	1,147	1,180	1,227	1,159	1,220				1,220
Worldwide - Continuing Operations (MBOE/D)		1,079	1,147	1,180	1,227	1,159	1,220				1,220
Worldwide Sales - Continuing Operations (MBOE/D)		1,074	1,150	1,179	1,230	1,159	1,214				1,214

Commodity Price Realizations
Worldwide oil ($/BBL)		$91.91	$107.72	$94.89	$83.64	$94.36	$74.22				$74.22
Worldwide NGL ($/BBL)		$39.61	$42.04	$35.22	$26.35	$35.48	$24.41				$24.41
Domestic gas ($/MCF)		$4.17	$6.25	$7.06	$4.45	$5.48	$3.01				$3.01

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$4,178	$5,148	$4,700	$4,109	$18,135	$3,153				$3,153
Working capital changes		$(939)	$181	$(433)	$(134)	$(1,325)	$(283)				$(283)
Operating cash flow		$3,239	$5,329	$4,267	$3,975	$16,810	$2,870				$2,870
Capital expenditures		$(858)	$(972)	$(1,147)	$(1,520)	$(4,497)	$(1,461)				$(1,461)

		2022					2023
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders		$4,676	$8,231	$10,777	$12,504		$983
Reported EPS - Diluted ($/share)		$4.65	$8.11	$10.64	$12.40		$1.00
Effective tax rate on reported income (loss) (%)		(58)%	(7)%	3%	6%		27%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$2,127	$5,367	$7,832	$9,432		$1,069
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$2.12	$5.29	$7.74	$9.35		$1.09
Effective tax rate on adjusted income (loss) (%)		25%	25%	25%	25%		27%

Average Shares Outstanding - Reported Income
Basic (millions)		936.7	933.8	933.0	926.2		901.2
Diluted (millions)		997.7	1,007.5	1,005.9	1,002.0		975.3

Average Shares Outstanding - Adjusted Income
Basic (millions)		936.7	938.3	933.0	926.2		901.2
Diluted (millions)		997.7	1,007.5	1,005.9	1,002.0		975.3

Daily Production Volumes
Total US (MBOE/D)		896	907	920	937		1,014
US Oil (MBBL/D)		483	489	495	507		551
Worldwide - Reported (MBOE/D)		1,079	1,113	1,136	1,159		1,220
Worldwide - Continuing Operations (MBOE/D)		1,079	1,113	1,136	1,159		1,220
Worldwide Sales - Continuing Operations (MBOE/D)		1,074	1,112	1,135	1,159		1,214

Commodity Price Realizations
Worldwide Oil ($/BBL)		$91.91	$100.10	$98.30	$94.36		$74.22
Worldwide NGL ($/BBL)		$39.61	$40.90	$38.85	$35.48		$24.41
Domestic Gas ($/MCF)		$4.17	$5.20	$5.83	$5.48		$3.01

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$4,178	$9,326	$14,026	$18,135		$3,153
Working capital changes		$(939)	$(758)	$(1,191)	$(1,325)		$(283)
Operating cash flow		$3,239	$8,568	$12,835	$16,810		$2,870
Capital expenditures		(858)	(1,830)	(2,977)	(4,497)		(1,461)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2022					2023
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Asset sales gains, net - Domestic	$125	$12	$10	$1	$148	$—				$—
Asset sales gains, net - International	—	10	—	45	55	—				—
Legal settlement gain	—	—	—	—	—	26				26
Total Oil and Gas	125	22	10	46	203	26				26

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset sales gains, net	—	—	62	36	98	—				—
Derivative gains (losses), net	(198)	96	(84)	(73)	(259)	(8)				(8)
Asset impairments included in income from equity investments and other	—	—	—	—	—	(26)				(26)
	(198)	96	(22)	(37)	(161)	(34)				(34)

Corporate
Anadarko acquisition-related costs	(65)	(13)	(4)	(7)	(89)	—				—
Interest rate swap gains (losses), net	135	127	70	(15)	317	—				—
Maxus environmental reserve adjustment	—	(22)	—	—	(22)	—				—
Early debt extinguishment	(18)	179	(18)	6	149	—				—
Total Corporate	52	271	48	(16)	355	—				—

Income tax impact of legal entity reorganization	2,594	—	—	123	2,717	—				—
Foreign entity reorganization tax benefit	—	—	42	—	42	—				—
Exploration license expiration tax benefit	—	13	10	—	23	—				—
State tax rate revaluation	(29)	—	—	—	(29)	—				—
Income tax impact on items affecting comparability	5	(87)	(7)	11	(78)	2				2
Preferred stock redemption premium	—	—	—	—	—	(80)				(80)
Total	$2,549	$315	$81	$127	$3,072	$(86)				$(86)

	2022					2023
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Asset sales gains, net - Domestic	$98	$9	$8	$—	$115	$—				$—
Asset sales gains, net - International	—	6	—	46	52	—				—
Legal settlement gain	—	—	—	—	—	20				20
Total Oil and Gas	98	15	8	46	167	20				20

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset sales gains, net	—	—	49	28	77	—				—
Derivative gains (losses), net	(155)	75	(66)	(57)	(203)	(6)				(6)
Asset impairments included in income from equity investments and other	—	—	—	—	—	(20)				(20)
Total Midstream & Marketing	(155)	75	(17)	(29)	(126)	(26)				(26)

Corporate
Anadarko acquisition-related costs	(51)	(10)	(3)	(6)	(70)	—				—
Interest rate swap gains (losses), net	106	99	55	(12)	248	—				—
Maxus environmental reserve adjustment	—	(17)	—	—	(17)	—				—
Early debt extinguishment	(14)	140	(14)	5	117	—				—
Total Corporate	41	212	38	(13)	278	—				—

Income tax impact of legal entity reorganization	2,594	—	—	123	2,717	—				—
Foreign entity reorganization tax benefit	—	—	42	—	42	—				—
Exploration license expiration tax benefit	—	13	10	—	23	—				—
State tax rate revaluation	(29)	—	—	—	(29)	—				—
Preferred stock redemption premium	—	—	—	—	—	(80)				(80)
Total	$2,549	$315	$81	$127	$3,072	$(86)				$(86)

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2022					2023
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$2,546	$3,322	$2,646	$1,925	$10,439	$1,371				$1,371
International	377	798	746	659	2,580	371				371
Exploration	(25)	(26)	(47)	(118)	(216)	(102)				(102)
Total Oil & Gas	2,898	4,094	3,345	2,466	12,803	1,640				1,640
Chemical	671	800	580	457	2,508	472				472
Midstream & Marketing	(50)	264	104	(45)	273	2				2
Segment income	3,519	5,158	4,029	2,878	15,584	2,114				2,114
Corporate
Interest	(371)	(114)	(285)	(260)	(1,030)	(238)				(238)
Other	(65)	(58)	(96)	(218)	(437)	(142)				(142)
Income from continuing operations before taxes	3,083	4,986	3,648	2,400	14,117	1,734				1,734
Taxes
Federal and state	2,037	(916)	(599)	(274)	248	(300)				(300)
International	(244)	(315)	(303)	(199)	(1,061)	(171)				(171)
Net income	4,876	3,755	2,746	1,927	13,304	1,263				1,263
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(280)				(280)
Net income attributable to common stockholders	$4,676	$3,555	$2,546	$1,727	$12,504	$983				$983
Reported diluted income per share	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00				$1.00
Effective Tax Rate	(58)%	25%	25%	20%	6%	27%				27%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$125	$12	$10	$1	$148	$26				$26
International	—	10	—	45	55	—				—
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	125	22	10	46	203	26				26
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	(198)	96	(22)	(37)	(161)	(34)				(34)
Segment income (loss)	(73)	118	(12)	9	42	(8)				(8)
Corporate
Interest	(18)	179	(18)	6	149	—				—
Other	70	92	66	(22)	206	—				—
Income (loss) before taxes	(21)	389	36	(7)	397	(8)				(8)
Taxes
Federal and state	2,570	(70)	45	133	2,678	2				2
International	—	(4)	—	1	(3)	—				—
Net income (loss)	2,549	315	81	127	3,072	(6)				(6)
Less: Preferred stock redemption premiums	—	—	—	—	—	(80)				(80)
Net income (loss) attributable to common stockholders	$2,549	$315	$81	$127	$3,072	$(86)				$(86)

Adjusted Income (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$2,421	$3,310	$2,636	$1,924	$10,291	$1,345				$1,345
International	377	788	746	614	2,525	371				371
Exploration	(25)	(26)	(47)	(118)	(216)	(102)				(102)
Total Oil & Gas	2,773	4,072	3,335	2,420	12,600	1,614				1,614
Chemical	671	800	580	457	2,508	472				472
Midstream & Marketing	148	168	126	(8)	434	36				36
Adjusted segment income	3,592	5,040	4,041	2,869	15,542	2,122				2,122
Corporate
Interest	(353)	(293)	(267)	(266)	(1,179)	(238)				(238)
Other	(135)	(150)	(162)	(196)	(643)	(142)				(142)
Adjusted income from continuing operations before taxes	3,104	4,597	3,612	2,407	13,720	1,742				1,742
Taxes
Federal and state	(533)	(846)	(644)	(407)	(2,430)	(302)				(302)
International	(244)	(311)	(303)	(200)	(1,058)	(171)				(171)
Adjusted income	2,327	3,440	2,665	1,800	10,232	1,269				1,269
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(200)				(200)
Adjusted income attributable to common stockholders	$2,127	$3,240	$2,465	$1,600	$9,432	$1,069				$1,069
Adjusted diluted earnings per share (Non-GAAP)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09				$1.09
Effective Tax Rate	25%	25%	26%	25%	25%	27%				27%
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2022					2023
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,986	$2,591	$2,065	$1,501	$8,143	$1,069				$1,069
International	184	466	459	448	1,557	216				216
Exploration	(23)	(24)	(37)	(102)	(186)	(82)				(82)
Total Oil & Gas	2,147	3,033	2,487	1,847	9,514	1,203				1,203
Chemical	519	620	449	348	1,936	364				364
Midstream & Marketing	(70)	247	83	(25)	235	3				3
Segment income	2,596	3,900	3,019	2,170	11,685	1,570				1,570
Corporate
Interest	(367)	(114)	(285)	(260)	(1,026)	(238)				(238)
Other	(65)	(104)	(96)	(218)	(483)	(142)				(142)
Taxes	2,712	73	108	235	3,128	73				73
Net income	4,876	3,755	2,746	1,927	13,304	1,263				1,263
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(280)				(280)
Net income attributable to common stockholders	$4,676	$3,555	$2,546	$1,727	$12,504	$983				$983

Reported diluted income per share	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00				$1.00

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$98	$9	$8	$—	$115	$20				$20
International	—	6	—	46	52	—				—
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	98	15	8	46	167	20				20
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	(155)	75	(17)	(29)	(126)	(26)				(26)
Segment income (loss)	(57)	90	(9)	17	41	(6)				(6)
Corporate
Interest	(14)	140	(14)	5	117	—				—
Other	55	72	52	(18)	161	—				—
Taxes	2,565	13	52	123	2,753	—				—
Net income (loss)	2,549	315	81	127	3,072	(6)				(6)
Less: Preferred stock redemption premiums	—	—	—	—	—	(80)				(80)
Net income (loss) attributable to common stockholders	$2,549	$315	$81	$127	$3,072	$(86)				$(86)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,888	$2,582	$2,057	$1,501	$8,028	$1,049				$1,049
International	184	460	459	402	1,505	216				216
Exploration	(23)	(24)	(37)	(102)	(186)	(82)				(82)
Total Oil & Gas	2,049	3,018	2,479	1,801	9,347	1,183				1,183
Chemical	519	620	449	348	1,936	364				364
Midstream & Marketing	85	172	100	4	361	29				29
Segment income	2,653	3,810	3,028	2,153	11,644	1,576				1,576
Corporate
Interest	(353)	(254)	(271)	(265)	(1,143)	(238)				(238)
Other	(120)	(176)	(148)	(200)	(644)	(142)				(142)
Taxes	147	60	56	112	375	73				73
Adjusted income	2,327	3,440	2,665	1,800	10,232	1,269				1,269
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(200)				(200)
Adjusted income attributable to common stockholders	$2,127	$3,240	$2,465	$1,600	$9,432	$1,069				$1,069

Adjusted diluted earnings per share (Non-GAAP)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09				$1.09

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00	$—	$—	$—	$1.00
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$0.09	$0.01	$0.01	$—	$0.11	$0.02				$0.02
International	—	0.01	—	0.05	0.05	—				—
Exploration	—	—	—	—	—	—				—
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	(0.16)	0.08	(0.02)	(0.03)	(0.13)	(0.03)				(0.03)
Corporate
Interest	(0.02)	0.14	(0.01)	0.01	0.12	—				—
Other	0.05	0.07	0.05	(0.02)	0.16	—				—
Taxes	2.57	—	0.05	0.12	2.74	—				—
Preferred stock redemption premiums	—	—	—	—	—	(0.08)				(0.08)
Total After-Tax Adjustments for Items Affecting Comparability	$2.53	$0.31	$0.08	$0.13	$3.05	$(0.09)				$(0.09)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09				$1.09

Average Diluted Shares Outstanding - Reported (millions)	997.7	1,018.3	1,002.5	990.5	1,002.0	975.3				975.3
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2022					2023
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$6,075	$7,696	$7,098	$6,296	$27,165	$5,325				$5,325
Chemical	1,684	1,909	1,691	1,473	6,757	1,405				1,405
Midstream & Marketing	882	1,474	1,005	775	4,136	751				751
Eliminations	(292)	(403)	(404)	(325)	(1,424)	(256)				(256)
Total	8,349	10,676	9,390	8,219	36,634	7,225				7,225
Interest, dividends and other income	49	36	37	31	153	29				29
Gains on sale of assets, net	135	23	74	76	308	4				4
Total	8,533	10,735	9,501	8,326	37,095	7,258				7,258

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	864	1,005	1,056	1,103	4,028	1,081				1,081
Transportation and gathering expense	347	364	378	386	1,475	384				384
Chemical and midstream costs of sales	818	835	835	785	3,273	745				745
Purchased commodities	811	1,031	785	660	3,287	498				498
Selling, general and administrative	196	244	247	258	945	241				241
Other operating and non-operating expense	299	291	319	362	1,271	308				308
Taxes other than on income	335	426	427	360	1,548	306				306
Depreciation, depletion and amortization	1,643	1,728	1,736	1,819	6,926	1,721				1,721
Anadarko acquisition-related costs	65	13	4	7	89	—				—
Exploration expense	25	26	47	118	216	102				102
Interest and debt expense, net	371	114	285	260	1,030	238				238
Total	5,774	6,077	6,119	6,118	24,088	5,624				5,624
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	2,759	4,658	3,382	2,208	13,007	1,634				1,634
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	135	127	70	(15)	317	—				—
Income from equity method investments and other	189	201	196	207	793	100				100
Total	324	328	266	192	1,110	100				100
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,083	4,986	3,648	2,400	14,117	1,734				1,734
Income tax benefit (expense)	1,793	(1,231)	(902)	(473)	(813)	(471)				(471)
NET INCOME	4,876	3,755	2,746	1,927	13,304	1,263				1,263
Less: Preferred stock dividend	(200)	(200)	(200)	(200)	(800)	(280)				(280)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$4,676	$3,555	$2,546	$1,727	$12,504	$983				983

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$4.96	$3.76	$2.74	$1.90	$13.41	$1.08				$1.08

DILUTED EARNINGS PER COMMON SHARE	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00				$1.00

DIVIDENDS PER COMMON SHARE	$0.13	$0.13	$0.13	$0.13	$0.52	$0.18				$0.18

AVERAGE COMMON SHARES OUTSTANDING
BASIC	936.7	939.2	922.0	905.7	926.2	901.2				901.2
DILUTED	997.7	1,018.3	1,002.5	990.5	1,002.0	975.3				975.3

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
CURRENT
Federal	$(215)	$(640)	$(297)	$(120)	$(1,272)	$(265)				$(265)
State and local	(34)	(50)	(43)	22	(105)	(18)				(18)
International	(198)	(338)	(290)	(254)	(1,080)	(171)				(171)
Total	$(447)	$(1,028)	$(630)	$(352)	$(2,457)	$(454)				$(454)
DEFERRED
Federal	$2,213	$(231)	$(264)	$(149)	$1,569	$(14)				$(14)
State and local	73	5	5	(26)	57	(3)				(3)
International	(46)	23	(13)	54	18	—				—
Total	$2,240	$(203)	$(272)	$(121)	$1,644	$(17)				$(17)
TOTAL INCOME TAX BENEFIT (EXPENSE)	$1,793	$(1,231)	$(902)	$(473)	$(813)	$(471)				$(471)

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2022				2023
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,909	$1,362	$1,233	$984	$1,165
Trade receivables, net	5,434	6,350	4,046	4,281	3,272
Inventories	1,406	1,564	1,937	2,059	2,311
Other current assets	1,309	1,132	1,533	1,562	1,394
Total current assets	10,058	10,408	8,749	8,886	8,142

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,015	3,328	3,156	3,176	3,161

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	117,542	118,301	119,454	120,734	122,126
Accumulated depreciation, depletion and amortization	(58,313)	(59,728)	(61,183)	(62,350)	(63,957)
Net property, plant and equipment	59,229	58,573	58,271	58,384	58,169

OPERATING LEASE ASSETS	689	721	825	903	852
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,231	1,191	1,143	1,260	1,276
TOTAL ASSETS	$74,222	$74,221	$72,144	$72,609	$71,600

CURRENT LIABILITIES
Current maturities of long-term debt	$507	$459	$546	$165	$139
Preferred stock redemption payable	—	—	—	—	712
Current operating lease liabilities	173	178	248	273	287
Accounts payable	4,664	5,197	3,715	4,029	3,514
Accrued liabilities	3,356	3,896	3,426	3,290	2,788
Total current liabilities	8,700	9,730	7,935	7,757	7,440

LONG-TERM DEBT, NET	25,865	21,743	20,478	19,670	19,645

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	4,806	5,020	5,304	5,512	5,527
Asset retirement obligations	3,634	3,600	3,553	3,636	3,618
Pension and postretirement obligations	1,541	1,513	1,427	1,055	977
Environmental remediation liabilities	933	918	893	905	890
Operating lease liabilities	558	589	616	657	595
Other	3,278	3,278	3,218	3,332	3,349
Total deferred credits and other liabilities	14,750	14,918	15,011	15,097	14,956
EQUITY
Preferred stock, $1.00 per share par value	9,762	9,762	9,762	9,762	9,130
Common stock, $0.20 per share par value	217	218	220	220	221
Treasury stock	(10,709)	(11,391)	(13,192)	(13,772)	(14,524)
Additional paid-in capital	16,785	16,914	17,129	17,181	17,159
Retained earnings	9,032	12,462	14,888	16,499	17,318
Accumulated other comprehensive income (loss)	(180)	(135)	(87)	195	255
Total equity	24,907	27,830	28,720	30,085	29,559

TOTAL LIABILITIES AND EQUITY	$74,222	$74,221	$72,144	$72,609	$71,600

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2022					2023
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income	$4,876	$3,755	$2,746	$1,927	$13,304	$1,263				$1,263
Depreciation, depletion and amortization (see detail below)	1,643	1,728	1,736	1,819	6,926	1,721				1,721
Deferred income tax provision (benefit)	(2,240)	203	272	121	(1,644)	17				17
Asset impairments and other non-cash charges, net	(101)	(538)	(54)	242	(451)	152				152
Operating cash flow from continuing operations before working capital (Non-GAAP) (see below) (a)	4,178	5,148	4,700	4,109	18,135	3,153				3,153
Working capital changes	(939)	181	(433)	(134)	(1,325)	(283)				(283)
Operating cash flow from continuing operations (GAAP)	3,239	5,329	4,267	3,975	16,810	2,870				2,870

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(858)	(972)	(1,147)	(1,520)	(4,497)	(1,461)				(1,461)
Payments for purchases of assets and businesses	(29)	(280)	(157)	(524)	(990)	(151)				(151)
Sales of assets, net	267	57	238	22	584	54				54
Changes in capital accrual	(39)	(29)	70	145	147	(20)				(20)
Other investing activities	(3)	(69)	(23)	(21)	(116)	(20)				(20)
Investing cash flow from continuing operations	(662)	(1,293)	(1,019)	(1,898)	(4,872)	(1,598)				(1,598)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(216)	(323)	(324)	(321)	(1,184)	(320)				(320)
Purchases of treasury stock	(36)	(532)	(1,899)	(632)	(3,099)	(732)				(732)
Payments of debt	(3,259)	(3,849)	(1,217)	(1,159)	(9,484)	(22)				(22)
Other financing activities	82	118	70	(218)	52	(6)				(6)
Financing cash flow from continuing operations	(3,429)	(4,586)	(3,370)	(2,330)	(13,715)	(1,080)				(1,080)

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(852)	(550)	(122)	(253)	(1,777)	192				192
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	2,803	1,951	1,401	1,279	2,803	1,026				1,026
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,951	$1,401	$1,279	$1,026	$1,026	$1,218				$1,218

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(753)	$(849)	$(1,000)	$(1,242)	$(3,844)	$(1,256)				$(1,256)
Chemical	(37)	(62)	(68)	(155)	(322)	(56)				(56)
Midstream & Marketing	(62)	(47)	(69)	(90)	(268)	(136)				(136)
Corporate	(6)	(14)	(10)	(33)	(63)	(13)				(13)
Total Capital Expenditures	$(858)	$(972)	$(1,147)	$(1,520)	$(4,497)	$(1,461)				$(1,461)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,347	$1,403	$1,406	$1,452	$5,608	$1,390				$1,390
International	117	143	145	166	571	140				140
Chemical	88	89	90	103	370	88				88
Midstream & Marketing	82	83	82	81	328	83				83
Corporate	9	10	13	17	49	20				20
Total Depreciation, Depletion and Amortization	$1,643	$1,728	$1,736	$1,819	$6,926	$1,721				$1,721

Free Cash Flow (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$3,239	$5,329	$4,267	$3,975	$16,810	$2,870				$2,870
Plus: Working capital and other, net	939	(181)	433	134	1,325	283				283
Operating cash flow from continuing operations before working capital (Non-GAAP)	4,178	5,148	4,700	4,109	18,135	3,153				3,153
Less: Capital Expenditures (GAAP)	(858)	(972)	(1,147)	(1,520)	(4,497)	(1,461)				(1,461)
Free Cash Flow (Non-GAAP)	$3,320	$4,176	$3,553	$2,589	$13,638	$1,692				$1,692

(a) Non-GAAP Measures. Operating cash flow before working capital and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash flow from continuing operations less working capital and free cash flow as operating cash flow before working capital less capital expenditures. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations is considered representative of management's performance over the long term, and operating cash flow before working capital and free cash flow are not considered to be alternatives to reported operating cash flow in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2022					2023
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	472	493	523	565	513	579				579
Rockies & Other Domestic	286	279	270	272	277	264				264
Gulf of Mexico	138	147	151	150	147	171				171
Total	896	919	944	987	937	1,014				1,014

International
Algeria & Other International	36	53	52	48	47	41				41
Al Hosn	45	76	84	86	73	61				61
Dolphin	34	37	38	39	37	36				36
Oman	68	62	62	67	65	68				68
Total	183	228	236	240	222	206				206

TOTAL REPORTED PRODUCTION	1,079	1,147	1,180	1,227	1,159	1,220				1,220

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	280	291	303	337	303	337				337
Rockies & Other Domestic	89	82	79	79	82	73				73
Gulf of Mexico	114	122	126	126	122	141				141
Total	483	495	508	542	507	551				551
NGL (MBBL)
Permian	108	114	126	130	119	136				136
Rockies & Other Domestic	92	100	96	97	97	94				94
Gulf of Mexico	10	11	11	11	11	13				13
Total	210	225	233	238	227	243				243
Natural Gas (MMCF)
Permian	504	528	561	590	545	637				637
Rockies & Other Domestic	632	582	572	575	590	583				583
Gulf of Mexico	83	81	84	79	81	99				99
Total	1,219	1,191	1,217	1,244	1,216	1,319				1,319

International
Oil (MBBL)
Algeria and Other International	33	47	44	41	42	34				34
Al Hosn	8	13	14	14	12	10				10
Dolphin	5	6	6	6	6	6				6
Oman	57	50	50	56	53	58				58
Total	103	116	114	117	113	108				108
NGL (MBBL)
Algeria and Other International	1	4	5	5	4	4				4
Al Hosn	14	23	26	27	23	18				18
Dolphin	7	8	8	8	7	7				7
Total	22	35	39	40	34	29				29
Natural Gas (MMCF)
Algeria and Other International	10	13	15	14	13	15				15
Al Hosn	139	237	265	268	227	196				196
Dolphin	130	141	146	148	142	140				140
Oman	69	71	70	68	69	62				62
Total	348	462	496	498	451	413				413

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2022					2023
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	896	919	944	987	937	1,014				1,014

International
Algeria and Other International	36	51	53	51	48	36				36
Al Hosn	46	76	84	85	73	61				61
Dolphin	33	37	38	39	37	35				35
Oman	63	67	60	68	64	68				68
Total	178	231	235	243	222	200				200

TOTAL REPORTED SALES	1,074	1,150	1,179	1,230	1,159	1,214				1,214

REALIZED PRICES
United States
Oil ($/BBL)	$93.23	$108.64	$93.43	$82.41	$94.12	$73.63				$73.63
NGL ($/BBL)	$40.60	$42.80	$35.04	$25.43	$35.69	$23.39				$23.39
Natural Gas ($/MCF)	$4.17	$6.25	$7.06	$4.45	$5.48	$3.01				$3.01

International
Oil ($/BBL)	$85.42	$103.99	$101.46	$89.23	$95.46	$77.42				$77.42
NGL ($/BBL)	$30.44	$36.92	$36.32	$31.69	$34.09	$32.98				$32.98
Natural Gas ($/MCF)	$1.85	$1.89	$1.92	$1.89	$1.89	$1.95				$1.95

Total Worldwide
Oil ($/BBL)	$91.91	$107.72	$94.89	$83.64	$94.36	$74.22				$74.22
NGL ($/BBL)	$39.61	$42.04	$35.22	$26.35	$35.48	$24.41				$24.41
Natural Gas ($/MCF)	$3.66	$5.03	$5.57	$3.72	$4.51	$2.76				$2.76

Index Prices
WTI Oil ($/BBL)	$94.29	$108.41	$91.55	$82.65	$94.23	$76.13				$76.13
Brent Oil ($/BBL)	$97.36	$111.69	$97.59	$88.68	$98.83	$82.20				$82.20
NYMEX Natural Gas ($/MCF)	$4.16	$6.62	$7.86	$6.76	$6.35	$3.88				$3.88

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	97%	99%	104%	101%	100%	97%				97%
Worldwide Oil as a percentage of Brent	94%	96%	97%	94%	95%	90%				90%
Worldwide NGL as a percentage of WTI	42%	39%	38%	32%	38%	32%				32%
Worldwide NGL as a percentage of Brent	41%	38%	36%	30%	36%	30%				30%
Domestic Natural Gas as a percentage of NYMEX	100%	94%	90%	66%	86%	78%				78%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2022					2023
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$7.82	$8.99	$9.41	$9.36	$8.92	$9.23				$9.23
International	$14.53	$12.05	$11.08	$11.29	$12.07	$13.24				$13.24
Total Oil and Gas	$8.94	$9.60	$9.74	$9.74	$9.52	$9.89				$9.89

Transportation costs ($/BOE)
United States	$3.87	$3.90	$3.90	$3.82	$3.87	$3.81				$3.81
Total Oil and Gas	$3.38	$3.28	$3.30	$3.23	$3.29	$3.33				$3.33

Taxes other than on income ($/BOE)
United States	$3.43	$3.97	$3.97	$3.11	$3.61	$2.63				$2.63
Total Oil and Gas	$3.43	$4.05	$3.90	$3.15	$3.63	$2.71				$2.71

DD&A expense ($/BOE)
United States	$16.71	$16.79	$16.17	$15.99	$16.40	$15.24				$15.24
International	$7.32	$6.75	$6.75	$7.44	$7.05	$7.77				$7.77
Total Oil and Gas	$15.15	$14.77	$14.30	$14.30	$14.61	$14.00				$14.00

G&A and other operating expenses ($/BOE)	$3.05	$2.67	$3.03	$2.77	$2.88	$2.80				$2.80

Exploration Expense ($ millions)
United States	$9	$10	$23	$71	$113	$90				$90
International	16	16	24	47	103	12				12
Total Exploration Expense	$25	$26	$47	$118	$216	$102				$102

Capital Expenditures ($ millions)
Permian	$(381)	$(471)	$(629)	$(769)	$(2,250)	$(665)				$(665)
Rockies & Other Domestic	(87)	(115)	(107)	(117)	(426)	(138)				(138)
Gulf of Mexico	(120)	(86)	(93)	(107)	(406)	(110)				(110)
International	(108)	(108)	(99)	(124)	(439)	(138)				(138)
Exploration Drilling	(57)	(69)	(72)	(125)	(323)	(205)				(205)
Total Oil and Gas	$(753)	$(849)	$(1,000)	$(1,242)	$(3,844)	$(1,256)				$(1,256)